Exhibit 10.1

KAYDON CORPORATION
2013 NON-EMPLOYEE DIRECTORS EQUITY PLAN
(Effective May 8, 2013)

1.            Establishment, Purpose and Term of Plan.  This Kaydon Corporation 2013 Non-Employee Directors Equity Plan (the “Plan”) shall be effective as of the date of its approval by the stockholders of the Company (the “Effective Date”).  The purpose of this Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract and retain highly qualified persons to serve as Non-Employee Directors of the Company and by creating additional incentives for Non-Employee Directors to promote the growth and profitability of the Company.  This Plan shall continue in effect until the earlier of the date set forth in Section 11, its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed.

2.            Definitions and Construction.  Whenever used herein, the following terms shall have their respective meanings set forth below:

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events:

(a)           50% Stock.  The acquisition, by a person or Persons Acting as a Group, of stock of the Company that together with stock held by such person or group constitutes more than 50% of the total fair market value or total voting power of the stock of Company;

(b)           35% Stock.  The acquisition, by a person or Persons Acting as a Group, of ownership of stock of the Company that constitutes 35% or more of the total voting power of Company’s stock in a single transaction or within a twelve month period ending with the most recent acquisition;

(c)           Directors.  The majority of members of the Board being replaced during any twelve month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of appointment or election;

(d)           Assets.  The acquisition, by a person or Persons Acting as a Group, of the Company’s assets that have a total gross fair market value equal to or exceeding forty percent (40%) of the total gross fair market value of Company’s assets in a single transaction or within a twelve month period ending with the most recent acquisition.  For the purpose of this section, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets; or

(e)           Merger.  A reorganization, merger or consolidation of the Company, the substantive effect of which is a Change in Control under any of subsections (a), (b), (c) or (d) above, unless with or into a Permitted Successor.

“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board, or any other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board.  Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

“Company” means Kaydon Corporation, a Delaware corporation, or any successor corporation thereto.

“Continuing Directors” are the individuals constituting the Board as of the date this Plan was adopted by the Board and any subsequent directors whose election or nomination for election by the Company’s stockholders was approved by a vote of two-thirds of the individuals who are then Continuing Directors, but specifically excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as the term is used in Rule 14a-11 of Regulation 14A issued under the  Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

“Disability” means the Non-Employee Director: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company.  To the extent required hereunder, the determination of Disability shall be made by a medical board certified physician selected by the Company and acceptable to the Non-Employee Director (or the Non-Employee Director’s legal representative, if one has been appointed), provided such agreement as to acceptability shall not be unreasonably withheld.

“Employee Benefit Plan” means any plan or program established by the Company or a Subsidiary for the compensation or benefit of employees of the Company or any of its Subsidiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Holder” means any Person who at the time this Plan was adopted by the Board was the beneficial owner of 20% or more of the outstanding common stock of the Company; or the Company, a Subsidiary or any Employee Benefit Plan of the Company or a Subsidiary or any trust holding such common stock or other securities pursuant to the terms of an Employee Benefit Plan.

“Fair Market Value” means, as of any date, if there is then a public market for the Stock, the closing price of the Stock as reported on the New York Stock Exchange (“NYSE”) or such other national or regional securities exchange or market system constituting the primary market for the Stock.  If the relevant date does not fall on a day on which the Stock is trading on NYSE or other national or regional securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date.  If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Committee without regard to any restriction other than a restriction which, by its terms, will never lapse.

“Option” means a right to purchase Stock, subject to adjustment as provided in Section 4(b), pursuant to the terms and conditions of this Plan.

“Optionee” means a person who has been granted one or more Options.

“Option Agreement” means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of an Option granted to an Optionee.

“Non-Employee Director” means a Director of the Company who meets the qualifications set forth in Rule 16b-3(b)(3)(i).

“Permitted Successor” means a corporation which, immediately following the consummation of a transaction specified in the definition of “Change in Control” above, satisfies each of the following criteria:

(a)           Stock.  Sixty percent or more of the outstanding common stock of the corporation and the combined voting power of the outstanding securities of the corporation entitled to vote generally in the election of directors (in each case determined immediately following the consummation of the applicable transaction) is beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the beneficial owners of Company’s outstanding common stock and outstanding securities entitled to vote generally in the election of directors (respectively) immediately prior to the applicable transaction;

(b)           Limitation.  No Person other than an Excluded Holder beneficially owns, directly or indirectly, 20% or more of the outstanding common stock of the corporation or the combined voting power of the outstanding securities of the corporation entitled to vote generally in the election of directors (for these purposes the term Excluded Holder shall include the corporation, any subsidiary of the corporation and any Employee Benefit Plan of the corporation or any such subsidiary or any trust holding common stock or other securities of the corporation pursuant to the terms of any such Employee Benefit Plan); and

(c)           Board.  At least a majority of the board of directors is comprised of Continuing Directors.

“Person” has the same meaning as set forth in Sections 13(d) and 14(d)(2) of the Exchange Act.

“Persons Acting as a Group” means owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock (or assets), or similar business transaction with the Company. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock (or assets), or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.  Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time or as a result of the same public offering, or purchase assets of the same corporation at the same time.

“Restricted Stock” means any shares of Stock granted under Section 5(c) of this Plan.

“Restricted Stock Agreement” means a written agreement between the Company and a Non-Employee Director setting forth the terms, conditions and restrictions relating to shares of Restricted Stock granted to such director.

“Retirement” means a voluntary Termination of Service by a Non-Employee Director that occurs on or after the director’s sixty-fifth (65th) birthday.

“Rule 16b-3” means Rule 16b-3 as promulgated under the Exchange Act, as amended from time to time, or any successor rule or regulation.

“Stock” means the common stock, par value $0.10 per share, of the Company, as adjusted from time to time in accordance with Section 4(b).

“Subsidiary” means any corporation or other entity of which 50% or more of the outstanding voting stock or voting ownership interest is directly or indirectly owned or controlled by the Company or by one or more Subsidiaries of the Company.

“Termination of Service” means a cessation of the director’s service on the Board for any reason, including, but not limited to, a cessation of service due to resignation, death, Disability, Retirement or non-reelection to the Board.

3.           Administration.  This Plan shall be administered by the Committee.  All questions of interpretation of the Plan or of any Option or Restricted Stock shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option or Restricted Stock.  Except as otherwise provided herein, the Committee shall have no authority, discretion, or power to (a) select the Non-Employee Directors who will receive Options, (b) set the exercise price of the Options, (c) determine the number of shares of Stock to be subject to an Option, other than to determine the appropriate application of the formula set forth in this Plan, (d) determine the number of shares of Restricted Stock to be granted, other than to determine the appropriate application of the formula set forth in this Plan, (e) determine the time at which an Option or shares of Restricted Stock shall be granted, (f) establish the duration of an Option or vesting of any Restricted Stock, or (g) alter any other terms or conditions specified in the Plan, except in the sense of administering the Plan subject to the provisions of the Plan.

4.            Shares Subject to Plan.

(a)           Maximum Number of Shares Issuable.  Subject to adjustment as provided in Section 4(b), the maximum aggregate number of shares of Stock that may be issued under the Plan, pursuant to Options or in the form of shares of Restricted Stock awarded hereunder, shall be two hundred fifty thousand (250,000) and shall consist of authorized but unissued shares or reacquired shares of Stock or any combination thereof.  If an outstanding Option for any reason expires or is terminated or canceled or if shares of Restricted Stock are forfeited for any reason, the shares of Stock allocable to the unexercised portion of such Option, or such forfeited shares of Restricted Stock shall again be available for issuance under this Plan.

(b)           Adjustments for Changes in Capital Structure.  Upon the occurrence of any dividend or other distribution (whether in the form of cash (other than regular, quarterly cash dividends), Stock, other securities or other property), change in the capital or shares of capital stock, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of Stock or other securities of the Company, or other extraordinary transaction or event which affects the Stock, appropriate adjustments shall be made in the number and class of shares subject to this Plan, to any outstanding Options (including their exercise price), to any previously issued shares of Restricted Stock and to the number of Options or shares of Restricted Stock that may be granted pursuant to Section 5.  If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares.  In the event of any such amendment, the number of shares subject to, and the exercise price of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Committee, in its sole discretion.  Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4(b) shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option.

5.            Automatic Grant of Options and/or Restricted Stock.

(a)           Options.  Options shall be granted only to a person who, at the time of grant, is a Non-Employee Director.  Options shall be nonstatutory stock options, which means that they will not be treated as “incentive stock options” within the meaning of Section 422(b) of the Code.

(b)           Initial Option and Restricted Stock Grant.  A person who first becomes a Non-Employee Director within the six month period immediately following an annual meeting of the Company’s stockholders shall be granted (i) an initial Option to purchase that number of shares of Stock that will result in a grant date fair value of $50,000 as of the date such person is initially elected or appointed (the “Initial Grant Date”) determined by using the Black-Scholes option pricing model used by the Company to value stock options for financial statement purposes (or such other option valuation model then in use by the Company) and taking into account in such pricing model the Fair Market Value of a share of Stock on the Initial Grant Date and (ii) that number of shares of Restricted Stock determined by dividing $50,000 by the Fair Market Value of a share of stock on the Initial Grant Date; provided, however, that a person serving as a director of the Company who does not qualify as an Non-Employee Director shall not receive an initial Option or shares of Restricted Stock grant in the event that such person subsequently becomes a Non-Employee Director.  In addition, a person who becomes a Non-Employee Director after the six-month period following an annual meeting of the Company’s stockholders shall not receive an initial Option or Restricted Stock grant.

(c)           Annual Option and Restricted Stock Grant.  Each Non-Employee Director (including any director of the Company who previously did not qualify as a Non-Employee Director but who subsequently becomes an Non-Employee Director) who is a Non-Employee Director on the day following the annual meeting of stockholders of the Company shall be granted on the business day immediately following such annual meeting of stockholders (the “Annual Grant Date”), commencing with the Annual Grant Date in 2013, (i) an Option to purchase that number of shares of Stock that will result in a grant date fair value of $50,000 as of the Annual Grant Date determined by using the Black-Scholes option pricing model used by the Company to value stock options for financial statement purposes (or such other option valuation model then in use by the Company) and taking into account in such pricing model the Fair Market Value of a share of Stock on the Annual Grant Date and (ii) that number of shares of Restricted Stock determined by dividing $50,000 by the Fair Market Value of a share of Stock on the Annual Grant Date.

6.           Terms and Conditions of Options.  Options shall be evidenced by an Option Agreement specifying the number of shares of Stock covered, in such form as the Committee shall from time to time approve.  Option Agreements may incorporate all or any of the terms of this Plan by reference and shall comply with and be consistent with the following terms and conditions:

(a)           Exercise Price.  The exercise price per share of Stock subject to an Option shall be the Fair Market Value of a share of Stock on the Initial Grant Date or the Annual Grant Date, as applicable.

(b)           Exercisability.  Each Initial Option shall become fully vested and exercisable on the first anniversary of the Initial Grant Date.  Each Annual Option shall become fully vested and exercisable on the first anniversary of the Annual Grant Date.

Notwithstanding the foregoing, if a Non-Employee Director incurs a Termination of Service other than due to death, Disability or Retirement, any Options that are not exercisable at the date of such Termination of Service shall never become exercisable and shall be immediately forfeited.  If a Non-Employee Director incurs a Termination of Service due to Disability or Retirement, any Options held by such person shall continue to become exercisable in accordance with the foregoing schedule, but the exercise thereof shall be subject to the provisions of Section 6(c) below, and, in addition, any Options shall be cancelled and forfeited if the Committee at any time thereafter determines that the former Non-Employee Director has engaged in any activity detrimental to the interests of the Company.

(c)           Expiration of Options.  Each Option shall terminate and cease to be exercisable on the first to occur of the following events:

(i)           the date which is the tenth (10th) anniversary of the applicable Grant Date unless earlier terminated pursuant to clause (iii) below or pursuant to the terms of the applicable Option Agreement;

(ii)          the expiration of one (1) month from the date of a person’s Termination of Service for any reason other than death, Disability or Retirement; or

(iii)         the expiration of five (5) years from the date of a person’s death, whether before or after a Termination of Service.

(d)           Acceleration of Exercisability.  If an Optionee incurs a Termination of Service due to death or dies following a Termination of Service while holding Options that are unexercisable, then 100% of his or her Options shall immediately become exercisable.  The exercisability of Options shall also be accelerated as provided in Section 8.

(e)           Payment of Exercise Price.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price or (iii) by any combination thereof.  Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(f)           Tax Withholding.  The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to such Option or the shares acquired upon exercise thereof.  Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee to make adequate provision for any such tax withholding obligations of the Company arising in connection with the Option or the shares acquired upon exercise thereof.  The Company shall have no obligation to deliver shares of Stock until the Company’s tax withholding obligations have been satisfied.

(g)           Nontransferability of Options; Exercise Following Death.  No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution or pursuant to a “qualified domestic relations order” (as defined in the Code).  During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee, the Optionee’s guardian or legal representative or an alternate payee pursuant to a qualified domestic relations order.

7.           Terms and Conditions of Restricted Stock.  Shares of Restricted Stock shall be subject to restrictions on transferability and on the right of a Non-Employee Director to receive certificates evidencing shares of Restricted Stock, as set forth in a Restricted Stock Agreement in such form as the Committee shall from time to time approve.  Subject to such restrictions and the provisions of such Restricted Stock Agreement and this Plan, Non-Employee Directors who receive awards of Restricted Stock shall have all of the rights of a stockholder with respect to such shares of Restricted Stock.  Restricted Stock granted under this Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of stock certificates.

(a)           Forfeiture.  Except as otherwise determined by the Committee, if a Non-Employee Director incurs a Termination of Service other than by reason of death, Disability or Retirement, all shares of Restricted Stock theretofore awarded which are still subject to restrictions shall upon such Termination of Service be forfeited and transferred back to the Company.  In addition, if a former Non-Employee Director continues to hold Restricted Stock following his or her Termination of Service due to his or her Retirement, the shares of Restricted Stock which remain subject to restrictions shall nonetheless be forfeited and transferred back to the Company if the Committee at any time thereafter determines that the former Non-Employee Director has engaged in any activity detrimental to the interests of the Company.

(b)           Lapse of Restrictions.  The restrictions on transferability and any other restrictions contained in a Restricted Stock Agreement shall lapse with respect to all shares of Restricted Stock  on the January 5th following the date of grant for such award.  The lapse of restrictions on transferability and any other restrictions contained in a Restricted Stock Agreement shall also be accelerated as provided in Sections 7(d) and 8.

(c)           Delivery of Shares.  At the time all restrictions have lapsed with respect to shares covered by an award of Restricted Stock, the Company shall deliver the shares as to which such restrictions have lapsed as follows:

(i)           if an assignment to a trust has been made, to such trust; or

(ii)          if the Restricted Period has expired by reason of death and a beneficiary has been designated in a form approved by the Company, to the beneficiary so designated; or

(iii)         in all other cases, to the Participant or the legal representative of the Participant’s estate.

(d)           Acceleration of Lapsing Only Upon Death or Disability.  Notwithstanding the provisions of Section 7(b), if an Non-Employee Director incurs a Termination of Service due to death or Disability, or if a former Non-Employee Director dies following a Termination of Service, then all restrictions in effect at the date of such Termination of Service or at such date of death shall immediately lapse and all shares shall be free of, and no longer subject to, any restrictions.  If a Non-Employee Director incurs a Termination of Service due to Retirement, any restrictions on Shares of Restricted Stock remaining at the time of Retirement shall continue in effect and shall lapse as provided in Section 7(b).

(e)           Tax Withholding. The Company shall have the right to require a Non-Employee Director to make adequate provision for any federal, state, local or foreign taxes, if any, required by law to be withheld by the Company with respect to the income realized by such director as a result of the lapsing of restrictions with respect to shares of Restricted Stock.  The Company shall have no obligation to deliver shares of Stock that were previously Restricted Stock until the Company’s tax withholding obligations have been satisfied.

8.           Change in Control.  In the event of a Change in Control, (i) any unexercisable Options shall become immediately exercisable and vested in full and (ii) all restrictions relating to any shares of Restricted Stock shall lapsed and be of no further effect upon, but immediately prior to, the date of the Change in Control. The exercise or vesting of any Option and the lapsing of restrictions with respect to shares of Restricted Stock that results solely by reason of this Section 8, shall be conditioned upon the consummation of the Change in Control.  In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock.  Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

9.           Income Taxes and Deferred Compensation.  Non-Employee Directors are solely responsible and liable for the satisfaction of any federal, state, province, or local taxes that may arise in connection with the grant of Options or Restricted Stock pursuant to this Plan (including, for Non-Employee Directors subject to taxation in the United States, any taxes arising under Section 409A of the Code, except to the extent otherwise specifically provided in a written agreement with the Company).  Neither the Company nor any of its employees, officers, directors, or service providers shall have any obligation whatsoever to pay such taxes, to prevent any Non-Employee Director from incurring such taxes, or to mitigate or protect such Director from any such tax liabilities.  Notwithstanding anything in this Plan to the contrary, if any amounts that become due under this Plan as a result of a Non-Employee Director’s termination of membership on the Board constitute “nonqualified deferred compensation” within the meaning of Section 409A, payment of such amounts shall not commence until the Non-Employee Director incurs a “separation from service” within the meaning of Treasury Regulation § 1.409A-1(h) (“Separation from Service”).  If, at the time of a Non-Employee Director’s Separation from Service, the Non-Employee Director is a “specified employee” (under Internal Revenue Code Section 409A), any amount that constitutes “nonqualified deferred compensation” within the meaning of Code Section 409A that becomes payable to a Non-Employee Director on account of the Non-Employee Director’s Separation from Service (including any amounts payable pursuant to the preceding sentence) will not be paid until after the end of the sixth calendar month beginning after the Non-Employee Director’s Separation from Service (the “409A Suspension Period”). Within 14 calendar days after the end of the 409A Suspension Period, the Non-Employee Director shall be paid a lump sum payment in cash equal to any payments delayed because of the preceding sentence, without interest. Thereafter, the Non-Employee Director shall receive any remaining benefits as if there had not been an earlier delay.

10.           Issuance of Stock.  The issuance or delivery of any Option or any shares of Stock upon the exercise of an Option or the lapsing of restrictions on Restricted Stock may be postponed by the Company for any period required to comply with any applicable requirements under the federal securities laws, any applicable listing requirement of the NYSE or any other requirements of applicable laws or regulations.  The Company is not obligated to deliver or issue any shares of Stock if such delivery or issuance would constitute a violation of any provision of any law or regulation or any rule of the NYSE.  So long as the Company’s Stock is listed on the NYSE, issuance of any shares of Stock pursuant to an Option, or of any shares of Restricted Stock, is conditioned on such shares to be issued also being listed on the NYSE.  In addition, if at any time counsel to the Company is of the opinion that the sale or issuance of shares of Restricted Stock or shares of Stock pursuant to exercise of an Option is or may be unlawful under the circumstances, the Company shall have no obligation to make such sale or issuance, and the right of an Optionee to exercise an Option, shall be suspended until, in the opinion of the Company’s counsel, such sale or issuance is lawful.  No such suspension shall extend the period of time during which an Option must be exercised under Section 6(c).

11.           Termination or Amendment of Plan.  The Board may terminate or amend the Plan at any time.  However, subject to changes in the law or other legal requirements that would permit otherwise, without the approval of the Company’s stockholders, there shall be (i) no increase in the total number of shares of Stock that may be issued under the Plan, except by operation of the provisions of Section 4(b), (ii) no change in the number of Options and shares of Restricted Stock that will be granted pursuant to Section 5(b) and (c), and (iii) no expansion in the class of persons eligible to receive Options or shares of Restricted Stock.  Furthermore, to the extent required by Rule 16b-3, provisions of the Plan addressing eligibility to participate in the Plan and the amount, price and timing of Options shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.  In any event, no termination or amendment of this Plan may adversely affect any outstanding Option or shares of Restricted Stock without the consent of the Non-Employee Director, unless such amendment is necessary to comply with applicable laws or regulations.  This Plan shall terminate on May 8, 2018, and no further Options or shares of Restricted Stock shall be granted pursuant to this Plan after such date.

12.           Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Plan.  Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and use of the term “or” shall not be exclusive.  This Plan shall be governed by the law of the State of Delaware, regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws.

CERTIFICATION

The undersigned Secretary of the Company certifies that the foregoing Kaydon Corporation 2013 Non-Employee Directors Equity Plan was duly adopted by the Board on March 28, 2013, and approved by the stockholders of Kaydon Corporation on May 8, 2013.

/s/ Debra K. Crane
Secretary

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